Analyst Day 2008 November 21, 2008

Forward-looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Transforming Pharmacy & Reforming Healthcare David B. Snow, Jr. Chairman and Chief Executive Officer

Transforming Pharmacy & Reforming Healthcare David B. Snow, Jr. Chairman and CEO

U.S. Healthcare Costs are Highest "Paying More Doesn't Deliver More" 86 73 39 80 74 59 88 74 89 East 4177 3287 2358 3374 2918 2532 3326 2724 6401 U.S. Japan Italy Canada Switzerland France Sweden U.K. Germany *Graph shows per capita health spending and perceived health status for 2005 Source: Organization for Economic Cooperation and Development (OECD) Health Data, 2007 Zero-value-add cost gap Life expectancy, healthcare inflation consistent across developed countries America Currently Spends $2.1 Trillion a Year on Healthcare

Reforming Healthcare Five Urgent Imperatives Sources: 1. RAND Corporation study, 2005; 2. CMS, National Health Accounts, 2005; 3. Midwest Business Group on Health, April 2003; 4. Institute for Health and Productivity Management; 5. CMS, Office of the Actuary; 6. Department of Health and Human Services. 7. Centers for Disease Control and Prevention (CDC); 8. Office of the National Drug Policy; 9. Association of American Physicians $1 Trillion Wiring healthcare1 (enabling evidence-based practice) $162 billion Reducing medical liability / defensive medicine costs2,3 $200 billion Increasing compliance efforts4 $177 billion Medicare: addressing financial fundamentals5,6 $130 billion Promoting healthy lifestyles7,8,9 (Obesity, smoking, drugs & alcohol) $314 billion

Medco's Opportunity Facts: When you manage drugs better, you manage the whole healthcare system better For prescription drugs, healthcare is wired today Chronic and complex diseases are responsible for 96% of drug costs and 75% of medical expenses in the U.S. For 88% of chronic and complex diseases, drugs are the first choice for medical intervention (131 out of 149) Instability of a chronic or complex patient is most often tied to deviations from accepted clinical protocol or non-compliance Deviations from protocol and non-compliance cost the system billions of dollars annually

Medco's Strategic Imperative Publish Pharmacogenomics / Personalized Medicine Large Scale Technology and Proprietary Robotics Actionable Integrated Data Six-Sigma Discipline Evidence-Based Guidelines (Protocols) Medco Therapeutic Resource Centers(r) The World's Most Advanced Pharmacy(r) Improve Clinical and Financial Outcomes

Medco's Strategic Imperative A healthcare cost savings of at least $150 billion [per year] could occur if the complications of chronic disease could be decreased by 50%. The practices of chronic disease management using prevention of disease and evidence-based medicine [protocols] makes this promise possible. - Stanley Feld M.D., FACP, MACE Past President American College of Endocrinology in a recent public letter to President-elect Obama " "

Consistently Delivering Record-Low Drug Trend 2002 2003 2004 2005 2006 2007 PBMs 0.159 0.149 0.138 0.116 0.069 0.045 Health Insurers 0.206 0.2 0.169 0.144 0.114 0.117 Medco 0.129 0.102 0.085 0.054 0.028 0.02 Source: Buck Consultants National Health Care Trend Survey, 18th Edition Trend Producing Significant Savings for Clients and for Healthcare

Driving the Total Value Proposition for Clients Retailers encourage clients to move into a lower market discount tier by driving scripts to retail channel Time (Years) Mail Pricing Value Total Value Retail Pricing Value Client Total Healthcare Savings Client Pricing Discount High Mail Pen Low Mail Pen 3 6 0 9+ Brand pricing GDR on chronic medications Formulary compliance Dispensing cost Mail Advantage Total Customer Value Mail Pricing Advantage Added Clinical Value ILLUSTRATIVE

President-Elect Obama: Healthcare Reform Agenda Provide benefits for the uninsured Support health information technology initiatives Promote the use of generics Senator Obama sponsored Personalized Medicine Act Provide a pathway for biogenerics/biosimilars Opportunity for Medco Obama Administration Healthcare Objectives

Congress: Healthcare Reform Agenda Responding to cost pressures Increasing coverage Promoting prevention and public health Total U.S. healthcare costs far outpace U.S. inflation rate 46 million Americans, including 8 million children, are without health insurance Case for Change Gaps in prevention services Underinvestment in public health Unhealthy lifestyles Challenges Medco: Part of the Solution Improving quality Serious flaws in delivery systems High error and poor compliance rates

Today's Agenda Driving Financial Excellence Richard J. Rubino Senior Vice President, Finance and Chief Financial Officer

Today's Agenda The Medco Advantage Brian T. Griffin Group President, Health Plans

Today's Agenda Expanding Our Products and Markets John Driscoll - President, New Markets Michael Koehler - Chief Executive Officer, Europa Apotheek Venlo

Today's Agenda Expanding Our Lead in Specialty Pharmacy Timothy C. Wentworth - Group President, Employer Accounts

Raising the Standard of Care through Evidence-Based Protocols Kenneth O. Klepper - President and Chief Operating Officer Peter I. Juhn M.D., M.P.H. - President, Therapeutic Resource Centers

Today's Agenda Personalizing Pharmacy: Combining New Science with Innovation Robert S. Epstein, M.D., M.S. - Senior Vice President, Medical & Analytical Affairs, and Chief Medical Officer

Driving Financial Excellence Richard J. Rubino Senior Vice President, Finance and Chief Financial Officer

Core Strategic Financial Growth Drivers New Business Mail Order Generics New Markets Specialty Financial Strategy

2008 Sales and Retention Success* $7.2B Annualized new-named sales $5.4B Net-new sales >99% Scheduled and early elective renewals completed 98% Client retention rate *As of 3Q08

2009 Sales and Retention Success* $6.4B Annualized new-named sales $4.9B Net-new sales 89% Scheduled and early elective renewals completed 96.5% Client retention rate *As of 3Q08

2004 2005 2006 2007 2008E 2009E New Business 1.9 3.2 3.7 1.7 7.2 6.4 2004 A 2005 A 2006 2007E 2008E 2009E East % Penetration Rate 0.35 0.32 0.1789 0.532 0.6451 0.089 New-Named Sales Adjusted mail-order penetration rate for new business Annualized new-named sales ($ in billions) Annualized New-Named Sales and Adjusted Mail-Order Penetration 35% 32% 18% 53% 65% 9% 2009: a record year for health plan wins Typically, health plans have lower mail penetration to start Opportunity to grow mail-order volume

Mail-Order Trend 2004 2005 2006 2007 2008E 2009E New Business 2.9 4 4.7 2.9 Mail-Order Volume 88 87 89 95 105 107 Mail-Order Prescription Volume 2008E 2009E Growth 2009E Reductions 2009E East 105 105 105 106 8 0.9 1.1 6 Mail-Order Prescription Volume Roll-Forward 105 6 (5) 105-107* *Estimated 2009 mail-order volume range a result of economic factors (in millions) (in millions)

2008 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 11.6 9.3 6.5 18.5 20.9 7.3 15 4 Generics Growth Opportunity Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Effexor XR(r) Flomax(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Protonix(r) Zyprexa(r) Levaquin(r) Aricept(r) Plavix(r) Singulair(r) Seroquel(r) Lexapro(r) Diovan(r) Avandia(r) Source: U.S. Drug spend estimates are based on IMS Health data for 2006 and 2007. Compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of November 2008. Changes may occur due to litigation, patent challenges, etc. $11.6 $9.3 $6.5 $18.5 $20.9 $7.3 $15.0 $4.0 Cymbalta(r) Celebrex(r) Aciphex(r) Nexium(r) Vytorin(r) Zetia(r) Lyrica(r) Nasonex(r) Abilify(r) 2007 2008 2009 2010 2011 2012 2013 2014 2015 6.6 12.4 12.4 12.4 12.4 12.4 12.4 12.4 12.4 5.6 11.6 11.6 11.6 11.6 11.6 11.6 11.6 3.2 9.3 9.3 9.3 9.3 9.3 9.3 3.8 6.5 6.5 6.5 6.5 6.5 6.6 18.5 18.5 18.5 18.5 12.1 20.9 20.9 20.9 2.2 7.3 7.3 9.7 15 2.7 $6.6 $17.9 $26.8 $36.7 $46.3 $70.3 $81.2 $96.1 $104.0 ($ in billions) ($ in billions) $93.1 billion in Brand Drugs Off-Patent from 2008-2015 Off-Patent Compounding Effect (prorated)

2008 2009 2010 Acute Chronic/Complex 11.6 9.3 6.5 Near-Term Generic Opportunities Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Effexor XR(r) Flomax(r) Cozaar(r) Hyzaar(r) Source: U.S. Drug spend estimates are based on IMS Health data for 2007 and 2006. Compounded amounts are prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of October 2008. Changes may occur due to litigation, patent challenges, etc. $11.6 $9.3 $6.5 2007 2008 2009 2010 6.6 12.4 12.4 12.4 5.5 11.2 11.2 3.2 9.3 3.8 $6.6 $17.9 $26.8 $36.7 $27.4 Billion in Brand Drugs Off-Patent from 2008-2010 Off-Patent Compounding Effect (prorated) ($ in billions) ($ in billions)

2009 Generic Introductions by Quarter 1Q09 2Q09 3Q09 4Q09 Medco Incremental EPS Impact 0.01 0.03 0.03 0.04 Medco EPS Contribution 10% 25% 25% 40% Incremental 2009E EPS Contribution of $0.11

2006 2007 2008E 2009E Acute Chronic/Complex 5437 6043 7760 9000 Specialty Pharmacy Growth Accredo Net Revenues $5.4 $9.0 $7.5+ $6.0 Accredo Operating Income 2006 2007 2008E 2009E 189 210 270 325 $189 $250+ $300+ $210 CAGR 19% CAGR 22% ($ in billions) ($ in millions)

2013* 2014 2015 2016 2017 Overall U.S. Market Opportunity 4.1 2.7 13.6 3.7 10.1 Medco Opportunity 3 0.5 6.4 2.1 0 Biosimilars Opportunity Market Availability of $34.2 Billion Biosimilars Opportunity Source: U.S. Drug spend estimates are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biosimilars based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011 Assumes A generic pathway commences in 2011 After patent expiration, will take 2 years for a biosimilar to become available Neupogen(r) Betaseron(r) Humulin(r) Novolin(r) Pulmozyme(r) Intron A(r) Infergen(r) 6 Human Growth Hormone products Remicade(r) Leukine(r) Epogen(r) Aranesp(r) Rituxan(r) Avonex(r) Humalog(r) Novolog(r) Rebif(r) Cerezyme(r) Procrit(r) Enbrel(r) Erbitux(r) Avastin(r) Synagis(r) Tysabri(r) Herceptin(r) Lantus(r) Neulasta(r) Kineret(r) Fabrazyme(r) Follistim(r) /Gonal-f(r) Overall U.S. Market Opportunity ($ in billions)

$7.3 $15.0 $4.0 2008 2009 2010 2011 2012 2013* 2014 2015 Acute Chronic/Complex 11.6 9.3 6.5 18.5 20.9 7.3 15 4 4.1 2.7 13.6 Biosimilars Expand Generic Opportunity ($ in billions) U.S. traditional generic off-patent opportunity $11.4 $17.7 $17.6 U.S. biosimilar off-patent opportunity $7.3 $15.0 $4.0 Source: U.S. Drug spend estimates are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biosimilars based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011

Mail-Order Opportunity in Germany Current Penetration 0.4 Remaining Penetration 0.6 Medco Mail-Order Penetration Mail-Order Penetration in Germany Current Penetration 0.02 Remaining Penetration 0.98 39% 2-3% 61% 97-98% Europa Apotheek Venlo (EAV) doubled revenue each year since 2001 - on track into 2009 For 2009, EAV = <1% of Medco's revenues 2007 Drug Spend* $30B+ Total 2008E Revenue $50B+ *IMS Data Current Mail-Order Penetration

Financial Strategy Accelerating cash flow generation Building cash Maintaining current debt levels Delivering earnings growth and managing SG&A expense Driving improvements in Return On Invested Capital Share repurchases

Accelerating Cash Flow Generation and Building Cash Six Months Ended June 2008 Nine Months Ended Sept. 2008 Cash Balance 372 440.8 Cash Flow from Operations 200.2 797.2 By year-end 2009, cash balances are expected to double from Sept. 2008 levels Cash flow from operations to improve by approximately 50% over 2008 projections to approximately $2 billion for 2009 As of 6/28/08 As of 9/27/08 YTD 6/28/08 YTD 9/27/08 Cash Balances Cash Flow from Operations ($ in millions) ($ in millions)

Holding Debt Levels 2007 2008E 2009E Year-End Debt 3500 4600 4600 Cash Flow From Operations 1400 1300 2000 ($ in millions) (Debt Levels) (Cash Flow from Operations) ($ in millions)

GAAP EPS and SG&A Growth GAAP EPS GAAP EPS CAGR 20.8% - 21.6% * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in Medco's previously filed financial statements. 2009E 2008E 2007 2006* 2005 2004 2003 SG&A Espense 2.5 2.12 1.63 1.21 1.03 0.88 0.79

GAAP EPS CAGR 20.8% - 21.6% GAAP EPS and SG&A Growth 2009E 2008E 2007 2006* 2005 2004 2003 1170 1160 1114 947 758 676 686 230 240 35 SG&A Expense $ in millions * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in Medco's previously filed financial statements. SG&A CAGR 12.6% $686 $676 $758 $947 $1,114 $1,400 $1,400 Acquisitions Core PBM/ Accredo

Improving Return On Invested Capital Full evaluation of all invested capital Company-wide focus on ROIC Examples include SG&A focus, inventory levels and accounts receivable management Target ROIC for 2009 estimated to increase by 2 full percentage points over 2008

Share Repurchases Previous $5.5 Billion authorization was completed in October 2008 153.8 million shares repurchased Average price of $35.75 Board approved new $3 Billion program in November 2008 Authorization through November 2010 All purchases to be funded from free cash flow No additional debt expected to be incurred Maintain discipline and flexibility

2003 1.5 2004 1.83 2005 1.89 2006* 2.24 2007 2.67 Sept. YTD 2008 3.06 * Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix. Strong EBITDA Per Adjusted Script Growth CAGR 16.2% 3Q07 2.61 3Q08 3.19 22.2%

2003 2004 2005 2006* 2007 2008E GAAP EPS 0.79 0.88 1.03 1.21 1.63 2.12 CAGR 20.8% - 21.6% Strong GAAP Earnings Per Share Growth $0.79 $0.88 $1.03 $1.63 $1.21 * Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in the appendix. $2.10 - $2.13 15% - 21% 29% - 31% 2003 2004 2005 2006* 2007 2008E 2009E GAAP EPS 0.79 0.88 1.03 1.21 1.63 2.12 2.5 $2.45 - $2.55 2009E

Guidance Assumptions 2009E 2008E Change GAAP EPS $2.45 - $2.55 $2.10 - $2.13 15% - 21% Cash EPS $2.67 - $2.77 $2.30 - $2.33 15% - 20% Mail-Order Rxs 105M-107M 105M 0% - 2% Mail Penetration <38% >39% (1 pt) Incremental EPS Generic Impact $0.11 $0.16+ (31%) Specialty Revenue $9B >$7.5B 20% Specialty Operating Income >$300M >$250M 20%

Guidance Assumptions 2009E 2008E Change SG&A $1.4B $1.4B 0% Intangible Amortization Expense $295M-$305M $280M-$290M 2% - 9% Net Interest Expense $220M-$230M $230M (4%) - 0% Capital Expenditures $225M $285M (21%) Tax Rate 38.5%-39.5% 38.0%-38.5% 0 - 1.5 pt Dilutive Shares 485M-500M 520M-522M (7%) - (4%)

Additional 2009 Guidance Assumptions 2009 scheduled and elective early renewals $17.1 billion in annual drug spend 89% complete 90% of renewal pricing effective in 1Q09; remaining 10% in 3Q09 Total gross margin percentage expected to decrease slightly EBITDA per adjusted prescription expected to grow modestly

Long-term Growth Observations Growing the top line Growing the bottom line Growing cash Fueling the Future

The Medco Advantage Brian T. Griffin Group President Health Plans

2008 and 2009 Selling Seasons 2% drug trend Medco Therapeutic Resource Centers(r) Medicare Part D Personalized Medicine Customized Solutions New Sales Market-focused structure Strong execution High client and member satisfaction Enhanced member experience Client Retention Transparency Data-driven consultation Optimizing client savings while improving margins Business Model Alignment Winning on Superior Execution and Innovation

Medco's Competitive Advantage Clinical Innovation Provides Leadership Position and Drives Opportunities for Growth DNA testing; physician and member engagement Clinical studies Ensuring the right drug and the right dose at the right time for the individual Personalized Medicine Therapy expertise for costly chronic and complex conditions Improved outcomes Powerful reporting at Six-Sigma level Medco Therapeutic Resource Centers(r) Specialty Pharmacy Mail Service only Formulary Rebate Management RationalMed and Integrated data solutions Customized Solutions

Most Admired in Health Care: Pharmacy and Other Services 1. Medco Health Solutions, Inc. Fortune Magazine Affirms Medco's Industry Leadership Position March 2008 Issue Fortune 2007 Rankings

People Management 1. Medco Health Solutions, Inc. ....And Confirms Leadership Across All Industries Innovation 1. Apple 2. Nike 3. Medco Health Solutions, Inc. March 2008 Issue Products and Services 1. Anheuser-Busch 2. Nordstrom 3. Medco Health Solutions, Inc. Fortune 2007 Rankings

Medco's 2008 New Business Wins $7.2B Annualized New Business Wins National Accounts 0.11 Key Accounts 0.61 Health Plans 0.28 National Accounts/ Systemed Key Accounts Health Plans

Medco's 2009 New Business Wins $6.5B Annualized New Business Wins National Accounts 0.08 Key Accounts 0.09 Health Plans 0.83 National Accounts/ Systemed Key Accounts Health Plans

Medicare Advantage Prescription Drug Plan (MAPD) Addressable Market (% of lives) Leveraging Medco Retiree Solutions Expanded Medicare Advantage Prescription Drug Plan (MAPD) Addressable market Regions market coverage Strategies for Market and Margin Expansion Coverage 2nd Qtr East 0.35 0.65 2008 2009 Coverage 2nd Qtr East 0.56 0.44 Medco health plan partner solution No health plan partner solution 35% 56% National Prescription Drug Plan (PDP) Coverage Over 300% growth in total PDP and MAPD lives

Consistently Delivering Record-Low Drug Trend 2002 2003 2004 2005 2006 2007 PBMs 0.159 0.149 0.138 0.116 0.069 0.045 Health Insurers 0.206 0.2 0.169 0.144 0.114 0.117 Medco 0.129 0.102 0.085 0.054 0.028 0.02 Source: Buck Consultants National Health Care Trend Survey, 18th Edition Trend Producing Significant Savings for Clients and for Healthcare

Medco Solutions Drive Client Savings Formulary Administration Clinical Rule Sets Preferred Drug Step Therapy Preferred Drug Step Therapy FY 2006 Sept. 2008 14%* 30%* Smart Prior Authorization Smart Prior Authorization FY 2006 Sept. 2008 85% 91% Incentive Formulary Incentive Formulary FY 2006 Sept. 2008 57% 63% Open Formulary Open Formulary FY 2006 Sept. 2008 37% 32% Book-of-Business Drug Spend Percentage Enrolled *excludes United Healthcare

Medco Member Programs Drive Behavior and Margins Therapeutic Resource Center Awareness* Therapeutic Resource Center Awareness* FY 2007 Sept. 2008 15% 19% My Rx Choices(r)* My Rx Choices(r)* FY 2007 Sept. 2008 38% 40% Book-of-Business Drug Spend Percentage Enrolled Mail Service Advantage Mail Service Advantage FY 2006 Sept. 2008 32% 36% Highly Incented Mail Highly Incented Mail FY 2006 Sept. 2008 20% 25% Mail Incentive Member Communications *Communication programs launched in 2007

Large regional health plan 200,000 members with over $250 million in drug spend Entering 2006 mail penetration of 5% Medco Health Plan Client 2007 Mail Advantage program My Rx Choices(r) Multiple generic promotion programs 2008 Highly incented mail program for employees Joint Medco-client selling of mail programs 2009 Optimal Health Medco Programs and Services Mail penetration projected to increase 20% points to 25% Projected annual savings of $8 million $150 million in remaining retail maintenance spend, with an incremental $20 million savings opportunity Drug Spend Savings Consulting with Clients: A Health Plan Case Study

2008 Client and union endorsed My Rx Choices campaign Added Preferred Drug Step Therapy (PDST) rules 2009 Adopted brand-to-generic co-pay waiver program Implementing highly incented mail program Medco Programs and Services Mail penetration projected to increase 18% points to 65% Projected total annual savings of $8 million Drug Spend Savings Large national employer client, retiree union group 100,000 members with approximately $225 million in drug spend Negotiated benefit plan 2008 mail penetration of 47% Medco Employer Client Consulting with Clients: An Employer Case Study

Medco's Brandable Difference Client-centric consultative solutions Medco Therapeutic Resource Centers(r) Operational excellence and reliability Industry-leading trend management Medicare expertise Delivering Superior Clinical and Financial Outcomes

Expanding Our Products and Markets John Driscoll President, New Markets

Strategy for New Markets Expand Medco's Growth Frontier Clients Services Markets Develop products / businesses Build alliances Invest / M&A Clients Markets Products Services

Approach / Initiatives Solve problems for our clients Expand opportunities for our shareholders Pursue new opportunities adjacent to the core Aim high with products and services Alliance or acquisition New Markets Philosophy Accredo (2004) Medicare Part D (2004) Healthways (2006) PolyMedica (2006) Critical Care Systems (2007) Europa Apotheek Venlo (2008) Sweden / Apoteket (2008) Results (Date Initiated)

The "Buy" Strategy - Accredo 2006 2007 2008E Drug Spend 5436.5 6042.7 7500 West North CAGR 18% Specialty Net Revenues 25% ($ in billions) Opportunity Growth Client need Accredo attractiveness Specialty pharmacy skills Superior high-touch model Experienced management Medco advantage Client expertise and market reach Distribution and scale

The "Build" Strategy - Medicare Opportunity Medicare Part D expanded the addressable market Medco advantage Medicare experience/expertise Results Market leader in group drug plan products Broad platform to address retiree needs Offer multiple individual and group Medicare prescription drug plans 2007 2008E 2009E Drug Spend 484 596 688 West North GDR Mail Pen 63.6% 30.1% 69.1%E 27.3%E 24% Growth Medicare PDP Net Revenues ($ in millions)

Opportunity Frontier Share of Care OTC, PolyMedica Wiring Healthcare e-Prescribing Global Healthcare Cost Crisis International markets Evidence-Based Regulation and Reimbursement New Science Personalized medicine

Share of Care OTCs: A New Frontier Opportunity Client / patient need Enhanced safety U.S. and Europe Medco advantage Medco Therapeutic Resource Centers(r) pharmacists / interventions Drug Utilization Review Differentiated offering Condition-based recommendations "$50 billion worth of prescription drugs are expected to go off patent by 2012, and many will be candidates for OTC." - Nielsen-Wolters Kluwer Health Study November 10, 2008

e-Prescribing e-Prescription Trend Total U.S. e-Rx Market e-Physician Trend Active U.S. e-MDs 12/31/2006 12/31/2007 Drug Spend 13 35 West North Source: SureScripts-RxHub Sept. 2007 Sept. 2008 Drug Spend 29000 57000 West North

e-Prescribing Administrative Savings Generic Dispensing Rate Mail-Order Penetration Formulary Compliance Sources of Value to Medco

Medicare B Physicians are required to use e-Prescribing for patients with Part D coverage beginning in 2012 Incentive and penalty: Medicare Improvements for Patients & Providers Act *Low volume physicians (i.e. <10% allowable charges or "insufficient" scripts) are not qualified. Year Incentive Penalty 2009 2% none 2010 2% none 2011 1% none 2012 1% 1% 2013 0.5% 1.5% 2014 and Beyond none 2% Estimated incentive per physician $1,500 to $2,000 2% of Medicare B allowable charges; estimate may vary by physician specialty, practice size, etc. e-Prescribing Provision (section 132)*

Medco's International Strategy Identify Viable Markets Tailor Products and Services Understand Culture and Politics Partner with Market Leaders

International Opportunity U.S. Non-U.S. 2003 210 248 2005 243 317 2007 274 388 Total Drug Expenditures 55%+ of Global Drug Spend is Non-U.S. and Growing '03-'07 CAGR +12% '03-'07 CAGR +7% Source: IMS (Ex-Manufacturer Price) ($ in billions)

International Opportunity Other 208 Japan 56 France 33 Germany 31 Italy 21 UK 21 Spain 18 Other France Japan 2007 Non-U.S. Drug Spend ($ Billion) Germany United Kingdom Italy Spain Almost 50% of Non-U.S. Drug Spend comes from 5 European Countries and Japan Source: IMS (Ex-Manufacturer Price)

U.S. Healthcare Shares a "Case for Change" that Resonates with EU Priorities Responding to cost pressures Improving quality Increasing coverage Promoting prevention and public health Total U.S. healthcare costs far outpace U.S. inflation rate Serious flaws in delivery systems High error and poor compliance rates 46 million Americans, including 8 million children, are without health insurance Gaps in prevention services Underinvestment in public health Unhealthy lifestyles Cost pressures are a system-wide issue Increasing awareness of quality variations between and within countries Retaining universal coverage is high priority "Beveridge" systems (with monopoly payor) more likely to recognize need for prevention investment than "Bismarck" (multi-payor) systems HIGH HIGH HIGH HIGH "Case for Change" European Perspective Degree of Alignment with Medco Priorities

Sweden Significant percentage of ER and hospital visits resulted from drug-related issues Government-owned Apoteket drug stores lacked clinical checks on Rxs prior to dispensing Market deregulation expected in 2009 Improve clinical and financial outcomes for Sweden Developed Sweden's first automated electronic drug utilization review system Success in Sweden may catalyze opportunities in other countries Sweden Opportunity Medco Solution Apoteket Collaboration

A Leader in European Mail- Order Pharmacy Michael Koehler Chief Executive Officer, Europa Apotheek Venlo

History and Profile Netherlands-based mail-order pharmacy founded in 2001 Primarily serving Germany Chronic disease focus Dispensing prescription (Rx), OTC and specialty medications Over 180 employees Leading provider to German health plans (sick funds) Covering 90% of sick funds

Over 60 Million Patients Covered in Contracted German Sick Funds (Health Plans) BKK Landesverband Bayern Zuricher Straße 25 81476 Munchen Tel. 089 / 74 579 - 0

German Market Overview Key Descriptors Population 82.5 million 2008E Drug spend $33 Billion (Rx), $6 Billion (OTC) Payor systems 217 health insurers, called "sick funds" OTC's Pharmacy-only distribution Retail pharmacy chains Currently not legal - all 21,500 pharmacies are independently-owned Mail-order pharmacy Allowed in Germany since 2004

Strong Growth Opportunity 2004 2006 2008E 2010E 2012E Rx 25 27 33 36 39 OTC 4 5 6 6 7 German Pharmaceutical Market1 $29.0 $39.0 $32.0 German Mail-Order Drug Spend Forecast2 2004 2006 2008E 2010E 2012E 0.1 0.3 1 2.1 3.7 $0.1 $1.0 $2.1 $0.3 CAGR +50% $42.0 $46.0 $3.7 All values in $ billions ($1.27 = 1 €) All values in $ billions ($1.27 = 1 €) 1 IMS (Ex-manufacturer Price) 2 IMS, BVDVA, interviews (Ex-Manufacturer Price)

Payor (Sick Fund) Developments "Fund" structure providing intense cost pressure Rapid consolidation KKH with BKK Allianz - Techniker with IKK Direkt Recent Sick Fund Developments Competitive differentiation despite similar benefit structures by law Short-term and long-term cost control Provides Need for:

Central Fill: Pharma Punkt(r) Mail Order Europa Apotheek Venlo Business Model Mail-order pharmacy with focus on Rx for chronic diseases Strong volume growth Significant market share in selected indications compared to retail Point-of-sale kiosks (Pharma Punkt(r)) in Germany's 2nd largest health and beauty aid retail chain, drogerie markt (dm) for dropping off and picking up Rx and OTC orders

Central Fill: Pharma Punkt(r) Concept Enables drogerie markt (dm) Customers to Order and Pick-up Rx and OTC Products from the dm Retail Store dm Description Timeline for EAV dm Retail Store Kiosks Germany's second largest health and beauty aid retail chain 1,037 stores in Germany 1 million people visit a dm store every day 500 stores in rest of Europe: Austria, Croatia, Czech Republic, Hungary, Italy, Slovakia and Slovenia 212 EAV kiosks in dm stores today 430 kiosks in dm stores by first half 2009 Full roll out of EAV kiosks to 1000 dm stores by year-end 2009

EAV Kiosk in dm Stores

Synergies with Medco and Opportunities for Growth Mail expertise Scale through automation Specialty and medication compliance services Servicing Medco's book-of-business overseas OTC distribution e-Prescribing ein Plus fur Gesundheitswesen und Patienten (A Plus for the Healthcare System and Patients)

Expanding Our Lead in Specialty Pharmacy Timothy C. Wentworth Group President, Employer Accounts

9/07 YTD 9/08 YTD Series 1 160.4 209.5 Strong Year-To-Date Growth 9/07 YTD 9/08 YTD Series 1 4.44 5.9 Net Revenue Operating Income ($ billions) ($ millions) 32.5% 30.6%

Strong Year-Over-Year Growth Net Revenue Operating Income ($ billions) ($ millions) 2006 2007 2008E 2009E Acute Chronic/Complex 5437 6043 7760 9000 $5.4 $9.0 $7.5+ $6.0 2006 2007 2008E 2009E 189 210 270 325 $189 $250+ $300+ $210 CAGR 19% CAGR 22%

Sources of Revenue Growth 2007 Critical Care Systems Net-New Business Increased Penetration Lost Sales 2008E blank 6 6 7 7.094 base 6 7.5 up 0.301 1 0.5 down 0.089 $7.5B+ $6.0B $1.0B+ $500M+ Significant New Sales are Driving Revenue Growth

Specialty Market Significance Specialty drugs accounted for 11.4% of pharmacy plan spending for Medco clients in 2007, up from 8.5% in 2004 Specialty spending for 2007 increased 12.3% over the prior year Clients want to proactively address ahead of pipeline and biosimilars Accredo is uniquely positioned to impact through our platform, breadth of capabilities and the Medco Therapeutic Resource Centers(r) focus

Driving Better Financial and Clinical Outcomes for Clients... A Case Study National self-insured unionized employer 500,000+ lives 2,300 specialty pharmacy patients $45M annualized specialty pharmacy spend Progressively enrolled in key programs Annualized savings of $9.5 million through: Therapy management Consistent application of utilization/coverage management Transfer from "buy and bill" Competitive pricing

The Medco Advantage Client Member Visibility of specialty spend Value-based reporting Consistent application of therapy management protocols Therapy management, utilization management, and medical cost savings High member satisfaction Consistency of member experience Consistent application of plan design/utilization management Enhanced clinical training, privacy and support 24/7 access to specialized nurses and pharmacists through Accredo TRC Enhanced safety via complete drug utilization review Compliance and side-effect monitoring Adherence to treatment guidelines Shipping convenience

Reporting to Identify and Demonstrate Value Complete drug spend visibility Utilization / trend reporting Utilization management Therapy management and reporting savings Patient contact activity summary Client Reporting Package Includes:

Mail 1.5 Retail 2.1 Medco is Accredo's Largest Client and Greatest Opportunity Mail 2.9 Retail 2.6 2008 Estimate Mail 0.47 Retail 0.53 Accredo mail order Retail 2007 Actual 2006 Actual Growing total spend Growing mail-order channel

Medco is Accredo's Largest Client and Greatest Opportunity Current Penetration 76 Remaining Penetration 24 2008 Status Utilizing Accredo Services Medical Channel Management Program Current Penetration 0.04 Remaining Penetration 0.96 Current Penetration 0.03 Remaining Penetration 0.97 Step Therapy Program Retail Channel Management Program Current Penetration 0.45 Remaining Penetration 0.55 Current lives Remaining lives

Significant Specialty Pipeline Source: http://www.aidhealth.com/Products/cpfsp_101707.html accessed 10.07.08 *Source: PhRMA Medicines in Development, Sept. 2008 Some medicines are listed in more than one category. Specialty Pharmacy Drug Spend More Than 600 Drugs in Development Pipeline* 35-40% of new pipeline drugs through 2009 are Specialty 25% of Specialty pipeline is infusion-based administration Other 35 Growth disorders 5 Eye conditions 8 Transplantation 10 Genetic disorders 11 Digestive disorders 15 Neurologic disorders 18 Skin disorders 19 Diabetes/related conditions 19 Blood disorders 20 Cardiovascular disease 25 Respiratory disorders 27 AIDS/HIV Infection/Related Conditions 34 Autoimmune disorders 59 Infectious diseases 162 Cancers/related conditions 254 Cancer/related conditions Infectious diseases Autoimmune disorders AIDS/HIV Respiratory disorders Cardiovascular disease Blood disorders Diabetes/related conditions Skin disorders Neurologic disorders Digestive disorders Genetic disorders Transplantation Eye conditions Growth disorders Other 1995 2000 2006 2010E Drug Spend 1 11 54 100 West North CAGR 17% ($ billions)

Global Oncology Drug Spend Expected continued overall growth rate for oncology drug spend of 12-15% Total Global Market 2007 2008 Projections 2011 Projections Oncology Drug Spend $40.0 $48.0 $ 80.0 Oncology Supportive Care Spend $24.0 $28.8 $ 48.0 Total Drug Spend $64.0 $76.8 $128.0 Source: IMS Health and MHS estimates ($ in billions)

Oncology Opportunity "American doctors rarely used to let costs factor into their treatment decisions. But rising prices - some cancer drugs now cost more than $100,000 a year - are dramatically changing that ethos in the field of oncology. Money issues are now disrupting relationships with patients, causing doctors to go into debt and threatening to interfere with treatment options."

Oncology Opportunity Physicians increasingly recognize that "buy and bill" is a challenge to manage - opening minds to change Opportunity to provide comprehensive solution to: Coordinate benefit coverage & approval at the patient level Integrate protocols into care plans Complement the physician care plan Patient assistance programs/financial counseling Manage drug fulfillment and infusion Additional opportunity to align our capabilities with increasing availability of genomic tests

Accredo Long-Term Advantages & Opportunities Strength in the most complex, hard to replicate therapeutic service model Strength in areas where clients need help Best of both worlds - one-stop shop (depth of expertise at the therapy level and breadth of product offerings) Broadest spectrum of service capabilities Deep, long-standing, performance-based relationships with manufacturers, health plans, physicians and patients Management team with long track-record of successfully managing and growing complex specialty pharmacy business Perfectly aligned with broader Medco Therapeutic Resource Centers(r)

Raising the Standard of Care Through Evidence- Based Protocols Kenneth O. Klepper President and Chief Operating Officer Peter I. Juhn, M.D., M.P.H. President, Therapeutic Resource Centers

Raising the Standard of Healthcare A new level of transparency A new standard of accountability to our patients and our customers Delivering both outcomes and value for our members, clients and shareholders

Milliman Healthcare Management Consultants and Actuaries Reviewed and Validated the Clinical Content and the General Processes Used to Generate TRC Performance Metrics and Outcomes Presented in Select PowerPoint(r) Slides Independent Data Validation About Milliman A leader in providing consulting services to the health industry. Milliman develops and maintains sophisticated healthcare tools and products that are industry standards Over 60 years of experience consulting with the full spectrum of entities in the healthcare industry Prides itself on impartiality and independence of its over 2,000 actuaries, clinicians and IT specialists Known for technical acuity and comprehensive knowledge of the industries they serve 11/15/07 - 9:30pm eSlide - P4291- Valerie Haertel 103

Source: Medco data; percentages reflect annual contact rates by typical plan members who use Medco @ Mail Rare & Specialty Oncology-Immunology Diabetes Cardiovascular Pulmonary Neurology-Psychiatry Gastroenterology Gastroenterology Neurology-Psychiatry Pulmonary Cardiovascular Diabetes Oncology-Immunology Rare & Specialty Series 1 0.81 0.81 0.8 0.88 0.92 0.91 0.96 Percent of Plan Members Contacting Medco, by TRC A Teachable Moment When Our Members Call 96%

# Adherence to Evidence-Based Protocols

| Key Diabetes Metrics | | Medco Diabetes TRC | Top Retail Chains, Medco Book-of-Business: Chain 1 | Chain 2 | Chain 3 | Chain 4 | Chain 5 |
|---|---|---|---|---|---|---|---|
| **Average Blood Sugar,** *lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke* | | | | | | | |
| Assess average blood sugar (A1C test in past year) | M** | 69.2% | 61.9% | 66.6% | 66.5% | 64.1% | 64.8% |
| Insulin users monitoring blood sugar with test strips | MP | 60.7% | 55.5% | 61.3% | 52.4% | 48.2% | 65.3% |
| Adherence – diabetes medication | P | 78.1% | 55.1% | 52.6% | 61.2% | 51.8% | 57.3% |
| Prevent ER visits for insulin users | M** | 80.2% | 77.8% | 77.4% | 76.8% | 77.0% | 78.7% |
| **Blood Pressure,** *lower to prevent heart attack, stroke and kidney failure* | | | | | | | |
| Use ACE-inhibitor/ARB (>55) | P | 77.0% | 74.7% | 75.0% | 74.0% | 74.9% | 73.8% |
| Use ACE-inhibitor/ARB (% BP med users) | P | 86.8% | 83.6% | 83.7% | 83.6% | 84.4% | 83.4% |
| Adherence – any BP medication | P | 83.3% | 64.5% | 61.9% | 69.8% | 60.8% | 66.2% |
| **Cholesterol,** *lower to prevent heart attack and stroke* | | | | | | | |
| Assess LDL-Cholesterol (obtain LDL-C test) | M** | 63.8% | 57.8% | 62.1% | 61.3% | 58.5% | 59.6% |
| Use cholesterol medication | P | 76.6% | 63.3% | 61.5% | 64.0% | 60.7% | 62.7% |
| Adherence – cholesterol medication | P | 80.5% | 60.9% | 58.7% | 67.0% | 58.2% | 63.6% |

** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations
M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data

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Key Diabetes Metrics Medco Diabetes TRC Performance Goal Gaps to Close Common Actions Specific Actions Average Blood Sugar Average Blood Sugar Average Blood Sugar Average Blood Sugar Average Blood Sugar Average Blood Sugar Assess average blood sugar - (A1C test in past year) 69.2% 72.6% 7,091 Patient counseling Outbound high risk pt Insulin users monitoring blood sugar with test strips 60.7% 63.7% 32,054 Inbound Rx orders MD "gap in care" alerts Adherence - diabetes medication 78.1% 82.0% 20,817 Outbound high risk pt Prevent ER visits for insulin users 80.2% 84.2% 327 Counsel patients new to insulin Blood Pressure Blood Pressure Blood Pressure Blood Pressure Blood Pressure Blood Pressure Use Ace -Inhibitor/ARB (>55) 77.0% 80.9% 26,815 Inbound calls Use ACE-inhibitor/ARB (% BP med users) 86.8% 91.1% 23,553 MD "gap in care" alerts Adherence - any BP medication 83.3% 87.5% 25,579 Outbound high risk pt Cholesterol Cholesterol Cholesterol Cholesterol Cholesterol Cholesterol Assess LDL-Cholesterol - LDL-C test 63.8% 66.9% 6,950 MD engagement MD "gap in care" alerts Use cholesterol medication 76.6% 82.5% 26,904 MD "gap in care" alerts Adherence - cholesterol medication 80.5% 84.5% 21,084 Literature pack messaging Outbound high risk pt Our Continuous Improvement

Our Market Opportunity Members Mail Equivalent Rx Rare & Specialty 229,805 1,869,505 Oncology/Immunology 543,495 4,860,943 Diabetes 2,183,196 25,259,695 Cardiovascular 5,869,611 45,402,333 Pulmonary 2,446,786 10,593,180 Neurology/Psychiatry 4,086,568 16,986,099 Gastrointestinal 396,200 1,269,183 Other 1,630,331 4,502,245 Total 17,385,992 110,743,183 Chronic Prescriptions At Retail Source: Medco data, 90-day adjusted prescriptions

Medco Therapeutic Resource Centers(r) - pharmacies that specialize Medco specialist pharmacists - advanced training, unparalleled experience National Practice Leaders - senior clinicians accountable for TRC success Rare & Specialty 534k Patients $5.0B Rx Spend Oncology Immunology 717k Patients $2.5B Rx Spend Pulmonary 3.2M Patients $2.2B Rx Spend Cardio- vascular 9M Patients $10.8B Rx Spend Diabetes 4M Patients $6.5B Rx Spend Neurology Psychiatry 10.1M Patients $5.2B Rx Spend Hemophilia Pulmonary Arterial Hypertension (PAH) IVIG / Auto-immune Disorders / Primary Immune Deficiency Hepatitis Multiple Sclerosis Arthritis - Immune Specialty Pharmacy Our Structure Medco Therapeutic Resource Centers(r)

Patients with Chronic Disease and Gaps in Care Counseling by Specialist Pharmacists Fewer Gaps in Care Lower Cost of Care + Medco Therapeutic Resource Centers(r) Our Formula for Success

Quality Omissions Adherence Wastage Safety Interactions Overuse Misuse Affordability Generics Channel Specialist Pharmacist Inbound Call Personalized Health Action Plan Prescription Order Specialist Pharmacist Reviews Health Action Plan Call Center Offers Specialist Pharmacist Patient Counseling Physician Consultation Clarify situation / risks Assess / address barriers Provide support / counseling Correct errors, close gaps, realize savings opportunities Connect patients with available resources Medco Therapeutic Resource Centers(r) Our Personalized Approach

week 0 week 2 week 4 week 6 week 8 week 10 week 12 week 14 Diuretics 0 0.43454039 0.58913649 0.675487465 0.752089136 0.781337047 0.798050139 0.810584958 Statins 0 0.369266055 0.489296636 0.590978593 0.665902141 0.694189602 0.71559633 0.743119266 Hypotensive Vasodilators 0 0.227272727 0.363636364 0.409090909 0.4096 0.4099 0.454545455 0.45458 Self Monitor Blood Glucose 0 0.118331717 0.172647915 0.214354995 0.222114452 0.229873909 0.233753637 0.238603298 DIABETES: USE OF CHOLESTEROL MEDICATION 0 0.020727775 0.034085675 0.049746661 0.05988024 0.065407646 0.06817135 0.074619991 Gaps Closed for Patients with Diabetes, Pulmonary or Cardiovascular Disease % of Closed Gaps 81% Adherence - Diuretics 74% Adherence - Statins 7% Omission - Cholesterol Reducers 24% Omission - Self-monitor blood sugar for insulin users 45% Adherence - Vasodilators Diabetes, Pulmonary and Cardiovascular Disease TRC Intervention Closure Rate by Measure Using Evidence-Based Protocols Source: Medco integrated data, 6-client analysis, ~600K lives over 90 days

% of Total Adherence Gaps Closed in 90 Days by TRC Results of Six-Client Analysis Diabetes Pulmonary Cardio Total % Closed Adherence Gaps 0.76 0.74 0.75 0.76 Source: Medco integrated data, ~600K lives

Diabetes Pulmonary Cardio Total % Closed Adherence Gaps 0.18 0.57 0.24 0.22 Deviation from Evidence-Based Protocols % of Total Omission Gaps Closed in 90 Days by TRC Source: Medco integrated data, 6-client analysis, ~600K lives

Adherence Gaps Omission Gaps Total Gaps % Closed Adherence Gaps 0.321 0.426 0.349 Impact of Additional Outreach % of Gaps Closed from Additional Outreach in 90 Days Source: Medco integrated data, 6-client analysis, ~600K lives

Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Month 19 Month 20 Month 21 Medical Cost Drug Cost Six-Sigma Approach to ACE/ARB Therapy in Patients with Diabetes % Gaps Remaining Full TRC Program Activated Remaining Gaps in ACE/ARB in Patients with Diabetes Source: Medco integrated data, 6-client analysis, ~600K lives Monthly Data Random distribution Non-random distribution

Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Month 19 Month 20 Month 21 Month 22 Medical Cost 11.2 Drug Cost % Quantity >1 Canister/Month Percentage with Asthma Using More Than One Canister of Albuterol per Month* Pulmonary TRC Six-Sigma Approach to Reducing the Need for Rescue Medications in Patients with Asthma TRC Protocol Instituted Monthly Data Random distribution Non-random distribution *Percent of PRN Claims

Retail Only 0-60 60-80 80-100 Series 1 11208 10928 10761 10509 0.83 0.83 0.83 0.83 Correlation Among Higher Use of TRC, Higher Adherence and Lower Total Cost TRC Usage (% of Prescriptions at TRC) Cardiovascular TRC Adherence to Antihypertensive Medications $11,208 $10,928 $10,761 $10,509 Total Healthcare Costs, Yr 2 ($, Adjusted) $10,000 $10,500 $11,000 $11,500 Adherence, Yr 1 (%) Retail Only 0-60 60-80 80-100 80% 85% 90% 95% 100% Source: Medco integrated data

Value to Clients 1 Sokol, MC, McGuigan, KA, Verbugge, RR, Epstein, RS. Impact of Medication Adherence on Hospitalization Risk and Healthcare Cost. Medical Care 2005; 43: 521-530. 1-19 20-39 40-59 60-79 80-100 Category F Medical cost 8820 6980 6250 5920 3870 11.2 Drug cost 130 200 350 430 790 Adherence Level (%) $8,950 $7,180 $6,600 $6,350 $4,660 Diabetes TRC Total Healthcare Cost per Patient per Year

Medco Therapeutic Resource Centers(r) A healthcare cost savings of at least $150 billion [per year] could occur if the complications of chronic disease could be decreased by 50%. The practices of chronic disease management using prevention of disease and evidence-based medicine [protocols] makes this promise possible. - Stanley Feld M.D., FACP, MACE Past President American College of Endocrinology in a recent public letter to President-elect Obama " "

Personalizing Pharmacy: Combining New Science with Innovation Robert S. Epstein, M.D., M.S. Senior Vice President, Medical & Analytical Affairs, and Chief Medical Officer

What It Is Not... What It Is... Using an individual's genetic information to identify diseases or predict their future risk of developing other medical conditions A science that examines the inherited variations in genes that dictate drug response (whether a drug will be effective or safe) Pharmacogenomics: What is it? Therapy Response Monitoring Risk Assessment Prevention Targeted Monitoring Early Detection Testing Diagnosis Source: Personalized Medicine Coalition: Personalized Medicine 101. Available at http://www.personalizedmedicinecoalition.org/sciencepolicy/personalmed-101_overview.php

Pharmacogenomic Biomarker Information in Drug Labels Approved by the United States Food and Drug Administration: Prevalence of Related Drug Use Felix W. Frueh, Ph.D., Shashi Amur, Ph.D., Padmaja Mummaneni, Ph.D., Robert S. Epstein, M.D., Ronald E. Aubert, Ph.D., Teresa M. DeLuca, M.D., Robert R. Verbrugge, Ph.D., Gilbert J. Burckart, Pharm.D., and Lawrence J. Lesko, Ph.D. Why Should We Care About Pharmacogenomics? 1 in 4 Medco patients take a drug with pharmacogenomic considerations listed within the label 36.1 million patients with ^1 prescription filled in 2006 8.7 million patients (24%) with prescriptions for a drug with human pharmacogenomics info in label Source: Frueh et al. Pharmacotherapy. 2008;28(8):992-998.

Genetic Variation Frequently Occurs in Three Enzymes That Metabolize 50-60% of Drugs Enzyme Fraction of Drug Metabolism Major Genetic Differences CYP3A4 40%-45% Rare CYP2D6 20%-30% *2xn, *4, *10, *17, *41 CYP2C9 10% *2, *3 CYP2C19 5% *2, *3 CYP1A2 5% *1K CYP2B6 2%-4% - CYP2E1 2%-4% - CYP2A6 2% *4, *9 CYP2C8 1% *3 CYP3A5 <1% *3 Source: Adapted from Ingelman-Sundberg M. Trends in Pharmacol Sci. 2004;25:193-200.

700 Medco Clients Vote on Their Interests - Pharmacogenomics Tied for #2! New benefit design strategies Pharmacogenomics Consumerism Drug pipeline Emerging trends in science Specialty cost reduction strategies Member communications Generic opportunities 3.51 3.4 3.4 3.35 3.33 3.13 3.1 3.03 *Poll taken May 2008

Medco's 2008 Nationwide Physician Survey Nearly unanimous: genetic profile may influence the response to drug therapy Vast majority: don't know enough about genetic test availability and application in therapy < 25% have received formal education on genetic tests A Medco Collaboration with the American Medical Association Physician Knowledge of Pharmacogenomics:

Medco's 2008 Nationwide Physician Survey >10% reported ordering a test for a patient within the past six months More than double this number anticipate ordering a test within the next six months Current and Future Use of Pharmacogenomic Tests A Medco Collaboration with the American Medical Association

Personalized Medicine at Medco Our goal is to accelerate the adoption of pharmacogenomics Win for patients Win for payors Our Paradigm Stretches from: Research & Development Pipeline Client Clinical Programs

Our Research Studies are Our Pipeline Medco/Mayo warfarin outcomes study Medco/LabCorp tamoxifen study American Medical Association national physician survey Potential studies on Asthma, diabetes, statins, TNF blockers Prospective Studies Retrospective Studies Plavix - PPI study at American Heart Association Asthma, anti-inflammatory study Prevalence of drug use with corresponding pharmacogenetic tests

Warfarin (Coumadin(r)) - Blood Thinner Available for over 50 years Used to prevent or treat blood clots #1 drug-related cause of death in U.S.1 #2 drug-related reason for ER visits in U.S.1 Drug starting dose is 5 mg - adjustments frequent over long period of time 22% of patients on therapy were hospitalized in the first 6 months due to side effects2 1 Wysowski DK, Nourjah P, Swartz L: Bleeding complications with warfarin use: a prevalent adverse effect resulting in regulatory action. Arch Intern Med 2007;167(13):1414-1419 2 Source: Medco data

Update on Medco-Warfarin Study with Mayo Clinic Objectives To Determine Status Enrollment of 1,300 members nearly complete - 5,200 control members 6 month follow-up to track hospitalizations If genotyping reduces hospitalizations for bleeds or clots If genotyping decreases the time to stable dose

Warfarin: Genes Predict Drug Dose Changes (n=535) Phenotype - Genotype Weekly Dose Change Less sensitivity +6.3 mg Normal sensitivity +1.0 mg Mild sensitivity -1.1 mg Moderate sensitivity -2.1 mg High sensitivity -5.9 mg Very high sensitivity -16.6 mg Extremely high sensitivity N/A Only 30% of patients are "normal" metabolizers

Besides Warfarin, What Else Uses the 2c9 Enzyme to Metabolize?

NSAIDs
- diclofenac
- ibuprofen
- lornoxicam
- meloxicam
- naproxen
- piroxicam
- suprofen

Angiotensin II Blockers
- losartan
- irbesartan

Sulfonylureas
- glyburide
- glibenclamide
- glipizide
- glimepiride
- tolbutamide

Other
- amitriptyline
- celecoxib
- fluoxetine
- fluvastatin
- glyburide
- nateglinide
- phenytoin
- rosiglitazone
- tamoxifen
- torsemide

Source: Indiana University, accessed 11/16/08:
http://medicine.iupui.edu/flockhart/table.htm

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New Tamoxifen Study with LabCorp and Indiana University Percent of women on tamoxifen who are poor metabolizers The adoption rate among physicians If the results inform a treatment decision Objectives To Determine >300 women enrolled - completed Data analysis phase Status

Tamoxifen Effectiveness in Breast Cancer by CYP450 2D6 Phenotype 100 80 60 40 20 0 0 2 4 6 8 10 12 P=0.013 Year after randomization % Poor metabolizers Intermediate metabolizers Extensive metabolizers Percent with Recurrence 40 20 0 Year 2 2% 8% 32% Source: Goetz et al. Breast Cancer Res Treat. 2007;101:113-121.

Besides Tamoxifen, What Else Uses the 2d6 Enzyme to Metabolize?

Beta Blockers

carvedilol
metoprolol
timolol

Antidepressants

amitriptyline
clomipramine
desipramine
imipramine
paroxetine

Antipsychotics

haloperidol
perphenazine
risperidone
thioridazine
zuclopenthixol

Other

alprenolol
amphetamine
aripiprazole
atomoxetinebufuralol
chlorpheniramine
chlorpromazine
codeine
debrisoquine
dexfenfluramine
dextromethorphan
duloxetine
encainide
flecainide
fluoxetine
fluvoxamine
lidocaine
metoclopramide
methoxyamphetamine
mexilletine
minaprine
nebivolol
nortriptyline
ondansetron
oxycodone
perhexiline
phenacetin
phenformin
promethazine
propafenone
propranolol
sparteine
tramadol
venlafaxine

Source: Indiana University, accessed 11/16/08:
http://medicine.iupui.edu/flockhart/table.htm

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# Genotyping Watson and Venter

| Enzyme | Examples of Drugs | James Watson | Craig Venter | Known Effects |
|---|---|---|---|---|
| CYP2C9 | Anti-inflammatory drugs, statins, warfarin, sulfonylurea (antidiabetic), angiotensin receptor blockers (hypertension) | *1A/*1A | *1A /*1B | **1B* appears to be normal |
| CYP2D6 | Beta blockers, antiarrhythmics, antipsychotics, tricyclic antidepressants | *10/*10 | *1A/*1A | **10* has decreased activity |

Source: *Clinical Pharmacology and Therapeutics*. September 2008;84(3):308

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2C9 and VKORC1 2D6 Genotyping Medco Members Testing Genomic Testing: Cheek-Swab Technology

The Role of Genetics in Drug Interactions Medco Health Solutions Inc. Robert Epstein, said it is an example of the "law of unintended consequences"

Clopidogrel (Plavix(r)) Medco Outcomes Study Clopidogrel alone 0.18 Clopidogrel+PPI 0.25 Relative Risk 1.50 (1.39-1.62) Podium-Presented at American Heart Association 11/11/08 * For MI, Stroke, Angina, or CABG 17,000 Patient Study All underwent coronary procedure 1-year follow-up for cardiovascular outcomes Plavix alone: n= 9862 Plavix + Proton Pump Inhibitor (PPI): n = 6828 Hospitalization*

Medco Collaborates with the FDA

Client Clinical Programs Query Medco Database Facilitate Lab Test & Interpretation Send Test Kit All powered by Medco Therapeutic Resource Centers(r) and Medco Real-Time Data Contact MD Contact Patient

Program Enrollment Update 180,000 new users annually within Medco's book-of business Mounting evidence on the value of genotyping 70,000 Medco members on therapy More evidence accumulating on the value of genetic testing Warfarin Tamoxifen Clients Agree with the Clinical Value of Both Programs 100 clients enrolled totaling over 4 million lives

Additional Program Areas Under Consideration by Medco Oncology Virology Rheumatology Other

Medco's Competitive Advantage Pharmacogenomics provides differentiation in the marketplace Continuous innovation Acceleration of improvement in care Establishing Significant Partnerships to Catalyze the New 21st Century Care Paradigm

Analyst Day 2008 November 21, 2008

Q&A

the best way to predict the future is to invent it. " " - Alan C. Kay, fellow at Apple Computer Inc., a visionary computer scientist